                                                                     EXHIBIT 2.5

                                   AMENDMENT

               THIS AMENDMENT (this "Amendment"), dated as of September 29, 2003, is made by and among SEMINIS ACQUISITION LLC, a Delaware limited liability company ("Parent"), SAVIA, S.A. DE C.V., a corporation (sociedad anonima de capital variable) organized under the laws of the United Mexican States ("Savia"), BANCA AFIRME, S.A., INSTITUCION DE BANCA MULTIPLE, AFIRME GRUPO FINANCIERO, AS TRUSTEE, UNDER THE IRREVOCABLE ADMINISTRATION AND PAYMENT TRUST NUMBER 167-5 (FIDEICOMISO IRREVOCABLE DE ADMINISTRACION Y PAGO NUMERO 167-5), a trust created under the laws of the United Mexican States ("ARG Trust"), CONJUNTO ADMINISTRATIVO INTEGRAL, S.A. DE C.V., a corporation (sociedad anonima de capital variable) organized under the laws of the United Mexican States ("CAI"), DESARROLLO CONSOLIDADO DE NEGOCIOS, S.A. DE C.V., a corporation (sociedad anonima de capital variable) organized under the laws of the United Mexican States ("Mexican SPC"), EMPRIMA, S.A. DE C.V., a corporation (sociedad anonima de capital variable) organized under the laws of the United Mexican States ("Emprima"), PARK FINANCIAL GROUP LTD, a British Virgin Islands Company ("Park"), ALFONSO ROMO GARZA, an individual and a citizen of the United Mexican States ("Mr. Romo") and CERTAIN MEMBERS OF SEMINIS, INC. AND SAVIA MANAGEMENT as listed on Exhibit A to the Contribution Agreement (as defined below) (the "Management Contributors," and together with Savia, the ARG Trust, CAI, and Park, the "Contributors"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Contribution Agreement, dated as of May 30,2003, made by and among Parent, Savia, the ARG Trust, CAI, Mexican SPC, Emprima, Park, Mr. Romo and the Management Contributors (the "Contribution Agreement").

               WHEREAS, in accordance with Section 7.4 of the Contribution Agreement, the parties hereto wish to amend the terms of the Contribution Agreement as set forth below;

               NOW, THEREFORE, in consideration of the foregoing and the premises, representations, warranties and agreements contained in the Contribution Agreement, the parties hereto agree as follows:

               FIRST: The penultimate "WHEREAS" recital shall be amended and restated in its entirety as follows:

               WHEREAS, after the closing of the Stock Purchase and the Debt Financing (as defined in the Stock Purchase Agreement), Parent shall be liquidated pursuant to the terms of the LLC Agreement and in such liquidation, Parent will distribute (i) the Cash Distribution to Savia, (ii) if the ARG Option is exercised, the right to receive the ARG Purchase Price (as defined in the Stock Purchase Agreement) to Savia, (iii) the right to receive the "Purchase Price" (as such term is defined in the Gonzalez Stock Purchase Agreement) in accordance with the terms of the Gonzalez Stock Purchase Agreement to Savia, (iv) the right to receive the "Purchase Price" (as such term is defined in the Bondholder SPC Stock Purchase Agreement) in accordance with the terms of the Bondholder SPC Stock Purchase Agreement to Savia, (v) 4,365,257 shares of New Company Common Stock to the ARG Trust, (vi) 42,000 shares of New Company Common Stock to CAI, (vii) 1,000,000 shares of New Company Common Stock to Park, (viii) an aggregate of 685,505 shares of New Company Common Stock to the Management Contributors as set forth on Exhibit A hereto, and (ix) all remaining assets, including shares not purchased pursuant to the ARG Option, if any, to Savia;

               SECOND: The defined term "Additional Purchaser" set forth in
Article I of the Contribution Agreement shall be deleted in its entirety.

               THIRD: The defined term "Additional Purchase Amount" set forth in
Article I of the Contribution Agreement shall be deleted in its entirety.

               FOURTH: The defined term "Additional Sale Shares" set forth in
Article I of the Contribution Agreement shall be deleted in its entirety.

               FIFTH: The defined term "Cash Distribution" set forth in Article I of the Contribution Agreement shall be amended and restated in its entirety as follows:

               "Cash Distribution" shall mean an amount equal to $235,035,136.

               SIXTH: The defined term "FPSH Sale Shares" set forth in Article I of the Contribution Agreement shall be amended and restated in its entirety as follows:

               "FPSH Sale Shares" shall mean (i) 62,716,028 shares of New Company Common Stock MINUS (ii) the PS Plug Number.

               SEVENTH: The following new defined terms shall be added to
Article I of the Contribution Agreement:

               "Bondholder SPC Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of September 28, 2003, by and between Banca Afirme, S.A. Institution de Banca Multiple, Afirme Grupo Financiero, as Trustee, under the Administration Trust Number 243-4 (Fideicomiso De Administracion) and Parent.

               "Gonzalez Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of September 28, 2003, by and between Marcela Gonzalez and Parent.

               "PS Plug Number" shall mean a number of shares of New Company Common Stock equal to the quotient of (i) the aggregate cash purchase prices actually received by the Company pursuant to the Subscription Agreements, DIVIDED BY (ii) $3.40.

               "Subscription Agreements" shall mean (a) the Class C PIK Preferred Stock and Warrant Subscription Agreement, dated as of September 28, 2003, by and between Merger Sub and The Northwestern Mutual Life Insurance Company and (b) the Class C PIK Preferred Stock and Warrant Subscription Agreement, dated as of September 28, 2003, by and among Merger Sub, Stichting Pensioenfonds Abp and Stichting Pensioenfonds Voor De Gezondheid, Geestelijke En Maatschappelijke Belangen.

               EIGHTH: References in the Contribution Agreement to "6,411,953" shall be replaced by a number equal to 6,411,953 PLUS the PS Plug Number.

               NINTH: Section 2.4 of the Contribution Agreement shall be amended and restated in its entirety as follows:

               Section 2.4. Distribution of Parent Assets. Immediately after the closing of the Merger, the Stock Purchase and the Debt Financing, Parent shall distribute (a) all of Parent's rights, title and interests in (i) 4,365,257 shares of New Company Common Stock to the ARG Trust, (ii) 42,000 shares of New Company Common Stock to CAI, (iii) l,000,000 shares of New Company Common Stock to Park, and (iv) an aggregate of 685,505 shares of New Company Common Stock to the Management Contributors as set forth on Exhibit A hereto, and (b) to Savia (i) by wire transfer of immediately available funds (to the account designated by Savia in writing not less than three days prior to the closing of the Merger) an amount equal to the Cash Distribution, (ii) if the ARG Option is exercised, the right to receive the ARG Purchase Price, (iii) the right to receive the "Purchase Price" (as such term is defined in the Gonzalez Stock Purchase Agreement) in accordance with the terms of the Gonzalez Stock Purchase Agreement, (iv) the right to receive the "Purchase Price" (as such term is defined in the Bondholder SPC Stock Purchase Agreement) in accordance with the terms of the Bondholder SPC Stock Purchase Agreement to Savia, and (v) all remaining assets, including shares of New Company Common Stock, if any. After such distribution, Parent shall be dissolved in accordance with the terms of the LLC Agreement and the provisions of the Delaware Limited Liability Company Act.

               TENTH: Section 3.5 of the Contribution Agreement shall be amended and restated in its entirety as follows:

               Section 3.5. Capitalization. Immediately following the Effective Time and immediately prior to the closing of the Stock Purchase, the authorized capital stock of the Company shall consist of (i) 200,000,000 shares of New Company Common Stock, 84,377,861 shares of which shall be issued and outstanding and owned exclusively by Parent, and (ii) 5,000,000 shares of Company Preferred Stock, (A) 25,000 shares of which shall be designated as shares of Company Class A Preferred Stock, none of which shall be issued or outstanding, and (B) 25,000 shares of which shall be designated as shares of Company Class B Preferred Stock, 25,000 shares of which may be issued and outstanding. Except (v) as set forth in the preceding sentence, (w) the options to purchase shares of New Company Common Stock granted under the Amended and Restated Seminis, Inc. 1998 Stock Option Plan which are or become Retained Options (as defined in the Merger Agreement) in accordance with any agreements among Parent, FPSH and any individual owning such Retained Options (as defined in the Merger Agreement), (x) as contemplated by this Agreement, (y) as provided in the employment agreements and letter agreements set forth in Section 3.5 of the Parent Disclosure Schedule and (z) as contemplated by the Subscription Agreements, immediately following the Effective Time and immediately prior to the closing of the Stock Purchase, there will be no outstanding (i) shares of capital stock or other voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company, (iii) options or other rights to acquire from the Company, or obligations of the Company to issue or sell, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company, or (iv) equity equivalents, interests in the ownership or earnings of the Company or other similar rights (collectively, "Company Securities"). Other than pursuant to this Agreement and the Related Agreements (including the Stockholders' Agreement to be executed at the closing of the Stock Purchase), there are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any Company Securities.

               ELEVENTH: The contribution by Adrian Rodriguez of 18,375 shares of Old Company Common Stock shall be deemed to be a contribution of 18,378 shares of Old Company Common Stock for all purposes of the Contribution Agreement and the Stock Purchase Agreement.

               TWELFTH: References in the Contribution Agreement to the Stock Purchase Agreement shall mean the Stock Purchase Agreement, as amended in accordance with the amendment, of even date herewith, entered into between FPSH and Parent.

               THIRTEENTH: This Amendment shall be construed and enforced in accordance with the laws of the state of Delaware applicable to contracts made and to be performed wholly within such state.

               FOURTEENTH: This Amendment may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

               IN WITNESS WHEREOF the parties hereto have caused this Amendment to the Contribution Agreement to be executed by their duly authorized officers.

                                        SEMINIS ACQUISITION LLC

                                        By: /s/ Bernardo Jimenez
                                            ------------------------------------
                                            Name:  Bernardo Jimenez
                                            Title: Attorney-in-Fact


                                        SAVIA, S.A. DE C.V.


                                        By: /s/ Bernardo Jimenez
                                            ------------------------------------
                                            Name:  Bernardo Jimenez
                                            Title: Attorney-in-Fact


                                        BANCA AFIRME, S.A., INSTITUCION DE BANCA
                                        MULTIPLE, AFlRME GRUPO FINANCIERO, AS
                                        TRUSTEE, UNDER THE IRREVOCABLE
                                        ADMINISTRATION AND PAYMENT TRUST NUMBER
                                        167-5 (FIDEICOMISO IRREVOCABLE DE
                                        ADMINISTRACION Y PAGO NUMERO 167-5)


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


              [SIGNATURE PAGE TO CONTRIBUTION AGREEMENT AMENDMENT]

               IN WITNESS WHEREOF the parties hereto have caused this Amendment to the Contribution Agreement to be executed by their duly authorized officers.

                                        SEMINIS ACQUISITION LLC

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SAVIA, S.A. DE C.V.


                                        By: /s/ Heriberto S. Muzza
                                            ------------------------------------
                                            Name:  Heriberto S. Muzza
                                            Title: Attorney-In-Fact

                                        By: /s/ Jose Luis Martinez
                                            ------------------------------------
                                            Name:  Jose Luis Martinez
                                            Title: Attorney-in-Fact


                                        BANCA AFIRME, S.A., INSTITUCION DE BANCA
                                        MULTIPLE, AFIRME GRUPO FINANCIERO, AS
                                        TRUSTEE, UNDER THE IRREVOCABLE
                                        ADMINISTRATION AND PAYMENT TRUST NUMBER
                                        167-5 (FIDEICOMISO IRREVOCABLE DE
                                        ADMINISTRACION Y PAGO NUMERO 167-5)


                                        By: /s/ Ricardo J. Gil
                                            ------------------------------------
                                            Name:  Ricardo J. Gil
                                            Title: Delegado Fiduciario

                                        By: /s/ Beatriz Garzal
                                            ------------------------------------
                                            Name:  Beatriz Garzal
                                            Title: Delegado Fiduciario


              [SIGNATURE PAGE TO CONTRIBUTION AGREEMENT AMENDMENT]

                                       CONJUNTO ADMINISTRATIVO INTEGRAL, S.A. DE
                                       C.V.


                                       By: /s/ Heriberto S. Muzza
                                           ------------------------------------
                                           Name:  Heriberto S. Muzza
                                           Title: Attorney-in-Fact

                                       By: /s/ [Signature]
                                           ------------------------------------
                                           Name: [Authorized Signatory]
                                           Title: Attorney-in-Fact


                                       DESARROLLO CONSOLIDADO DE NEGOCIOS, S.A.
                                       DE C.V.


                                       By: /s/ Gustavo Romo Garza
                                           ------------------------------------
                                           Name:  Gustavo Romo Garza
                                           Title: Attorney-in-Fact


                                       EMPRIMA, S.A. DE C.V.


                                       By: /s/ Heriberto S. Muzza
                                           ------------------------------------
                                           Name:  Heriberto S. Muzza
                                           Title: Attorney-in-Fact

                                       By: /s/ [Signature]
                                           ------------------------------------
                                           Name: [Authorized Signatory]
                                           Title: Attorney-in-Fact


              [SIGNATURE PAGE TO CONTRIBUTION AGREEMENT AMENDMENT]

                                       PARK FINANCIAL GROUP LTD

                                       By: /s/ Bernardo Jimenez
                                           ------------------------------------
                                           Name:  Bernardo Jimenez
                                           Title: Authorized Officer


                                       ALFONSO ROMO GARZA

                                       /s/ Alfonso Romo Garza
                                       -----------------------------------------


                                       BRUNO FERRARI

                                       /s/ Bruno Ferrari
                                       -----------------------------------------


                                       GASPAR ALVAREZ

                                       /s/ Gaspar Alvarez
                                       -----------------------------------------


                                       CHARLES EDWARD GREEN

                                       /s/ Charles Edward Green
                                       -----------------------------------------


                                       FRANCO CAMPANA

                                       /s/ Franco Campana
                                       -----------------------------------------


                                       JEAN PIERRE POSA

                                       /s/ Jean Pierre Posa
                                       -----------------------------------------


                                       LUIS MAIZ

                                       /s/ Luis Maiz
                                       -----------------------------------------


                                       MATEO MAZAL BEJA

                                       /s/ Mateo Mazal Beja
                                       -----------------------------------------


              [SIGNATURE PAGE TO CONTRIBUTION AGREEMENT AMENDMENT]

                                       BERNARDO JIMENEZ

                                       /s/ Bernardo Jimenez
                                       -----------------------------------------


                                       ADRIAN RODRIGUEZ

                                       /s/ Adrian Rodriguez
                                       -----------------------------------------


              [SIGNATURE PAGE TO CONTRIBUTION AGREEMENT AMENDMENT]